SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 8, 1998

                 THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.
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             (Exact name of registrant as specified in its charter)


Maryland                            1-4141                   13-1890974
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(State or other jurisdiction     (Commission             (I.R.S. Employer
of incorporation)                File Number)            Identification No.)


2 Paragon Drive, Montvale, New Jersey                         07645
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(Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (201) 573-9700

                                      None
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         (Former name or former address, if changed since last report.)


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Item 5. Other Events.

     On December 8, 1998, the registrant embarked on a program of strategic initiatives. The major elements of these initiatives include plans to accelerate its store modernization program over the next three years, opening between 175 to 200 new superstores; to exit 127 non-strategic stores; to realign and consolidate distribution and manufacturing facilities and administrative functions; to reduce working capital and to dispose of other non-strategic assets.

     For additional information, reference is made to a press release made on December 8, 1998, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits. The following exhibits are filed herewith and incorporated herein by reference:

     Exhibit No.          Description

        99.1              Press Release dated December 8, 1998


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    THE GREAT ATLANTIC & PACIFIC
                                     TEA COMPANY, INC.




Date:  December 9, 1998             By:  /s/ Robert G. Ulrich
                                         --------------------------------------
                                         Name:  Robert G. Ulrich
                                         Title: Senior Vice Preisdent
                                                and General Counsel








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                                  EXHIBIT INDEX

Number                        Description

99.1                          Press Release dated December 8, 1998










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